                                                                   Exhibit 10.5D

                            AMENDMENT NO. 4 TO THE
                            ----------------------
                              MOORE MEDICAL CORP.
                    DEFINED BENEFIT PENSION PLAN AND TRUST
                    --------------------------------------


The Moore Medical Corp. Defined Benefit Pension Plan and Trust Agreement is amended, effective August 18, 1999, as follows:

1.   Section 1.1, Trustees, is deleted in its entirety and the following Section
     -----------  --------                                               -------
     1.1, Trustees, is substituted therefor:
     ---  --------

     "1.1 TRUSTEES

            The following are hereby appointed to act as Trustees hereunder:

                        NAME                                         ADDRESS
                        ----                                         -------
     (a)  The President of Moore Medical Corp.                 389 John Downey Drive,
                                                               New Britain, CT 06050

     (b)  An Executive Vice President of                       389 John Downey Drive,
          Moore Medical Corp., as designed by                  New Britain, CT 06050
          The President from time to time.

     (c)  An Senior Vice President of                          389 John Downey Drive
          Moore Medical Corp., as designated by the            New Britain, CT 06050
          President from time to time

2. The remainder of the Moore Medical Corp. Defined Benefit Pension Plan and Trust Agreement is ratified and affirmed.

IN WITNESS WHEREOF, the parties have executed this amendment this _______ day of November, 1999.

                                        MOORE MEDICAL CORP.

                                        By  /s/ Linda M. Autore
                                          ---------------------
                                          Its President

                                            /s/ Linda M. Autore
                                          ---------------------
                                          Linda M. Autore, (President), Trustee


                                            /s/ Kenneth S. Kollmeyer
                                          --------------------------
                                          Kenneth S. Kollmeyer,
                                          (Executive Vice President -
                                          Operations), Trustee


                                            /s/ Joseph S. Savidge
                                          -----------------------
                                          Joseph P. Savidge,
                                          (Senior Vice President-Finance),
                                          Trustee